SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: August 8, 2005

GTREX CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31974	13-4171971
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

65 Enterprise, Aliso Viejo, CA 92656
(Address of principal executive offices)

Registrant's telephone number, including area code: 949-330-7140

GTREX, Inc.
(Former name or former address, if changed since last report)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 1, 2005 the board of directors of GTREX Capital, Inc. (“Corporation”) authorized the issuance of 100,000 shares of Class B Preferred Stock to Christopher Berlandier in exchange for 100,000 shares of the Corporation’s Class A Preferred Stock which were returned to the Corporation’s treasury for cancellation.  The Company also authorized the issuance of 4,450,000 shares of the Corporation’s restricted common stock to the Company’s board of directors in exchange for 4,450,000 shares of Corporation’s Class A Preferred Stock which were returned to the Corporation’s treasury for cancellation. The Corporation relied on exemptions provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On August 8, 2005, the Corporation’s board of directors designated 500,000 shares of preferred stock as Series B Preferred Stock.

The Series B Preferred Stock (“Series B Preferred”) is non-interest bearing, does not have voting rights and is entitled to receive dividends on a parity with the holders of common stock. Each share of Series B Preferred issued can be converted into common stock on a 1:1 basis. Should a liquidation event occur, the Series B Preferred automatically converts into common stock based on the foregoing formula. Further, the Series B Preferred is entitled to elect a majority of the Corporation’s board of directors at all times, provided that a majority of the board of directors is, at all times, independent.

The Corporation currently has 100,000 shares of Series B Preferred issued and outstanding.

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ITEM 9.01 Financial Statements and Exhibits

 A) Financial Statements: N/A

B) Exhibits:

Exhibit No.	Document	Location
4.1

CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF SERIES B PREFERRED STOCK OF GTREX CAPITAL, INC. DATED AUGUST 8, 2005

Filed herewith

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTREX CAPITAL, INC.

August 29, 2005 Date	/s/ Kenneth Wiedrich Kenneth Wiedrich, Secretary

Exhibit 4.1

CERTIFICATE OF DESIGNATION, NUMBER, POWERS

PREFERENCES AND RELATIVE, PARTICIPATING

OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE

QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND

OTHER DISTINGUISHING CHARACTERISTICS OF

SERIES B PREFERRED STOCK

OF

GTREX CAPITAL, INC.

It is hereby certified that:

1.

The name of the corporation (hereinafter called the “Corporation) is GTREX CAPITAL, INC.

2.

The certificate of incorporation of the Corporation authorizes issuance of 30,000,000 shares of Preferred Stock with a par value to be determined by the Board of Directors and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more Series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3.

The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series B issue of Preferred Stock:

RESOLVED, that five hundred thousand (500,000) shares of the Preferred Stock (par value $0.0001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series B Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

a)

DESIGNATION. The Preferred Stock subject hereof shall be designated Series B Preferred Stock (“Series B Preferred”).  No other shares of Preferred Stock shall be designated as Series B Preferred stock.

b)

DIVIDENDS.  The holders of the shares of Series B Preferred shall be entitled to receive dividends on a parity with the holders of common stock.  No preference to the payment of dividends shall be afforded the Series B Preferred Holders.

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c)

LIQUIDATION RIGHTS.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock.  Rather, the Series B Preferred shall automatically be converted into common stock at the conversion rate of 1:1.

d)

INVOLUNTARY LIQUIDATION.  In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation.

e)

OTHER RESTRICTIONS.  There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

f)

VOTING.  (i) The holder of shares of Series B Preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), but shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.

(ii)  In lieu of voting rights set forth in (f)(i) above, the holders of Series B Preferred, voting together as a class, shall be entitled to elect a majority of the Board of Directors at each meeting.  In case of any vacancy of an office in the office of a director occurring among the directors elected by the holders of the Series B Preferred, the remaining director so elected by the holders of the Series B Preferred may elect a successor to hold the office for the unexpired term of the director whose place shall be vacant.  Any director who shall have been elected by the holders of the Series B Preferred or any director so elected as provided in the preceding sentence hereof, may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series B Preferred.

g)

STATED VALUE.  The shares of Series B Preferred shall have a stated value of $0.0001 per share.

h)

OTHER PREFERENCES.  The shares of the Series B Preferred shall no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series B Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

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Signed on August 8, 2005.

By Unanimous Written Consent of the Board of Directors:

/s/ James Bickel

James Bickel

/s/ Christopher Berlandier

Christopher Berlandier

/s/ Bruce Ruberg

Bruce Ruberg

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